Exhibit 99.1

Investor Presentation November 2012

1 Cloud Peak Energy Inc. Financial Data Cloud Peak Energy Inc. is the sole owner of Cloud Peak Energy Resources LLC. Unless expressly stated otherwise in this presentation, all financial data included herein is consolidated financial data of Cloud Peak Energy Inc. Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts, and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding our company, industry, economic conditions, government regulations, energy policies and other factors. These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements. For a description of some of the risks and uncertainties that may adversely affect our future results, refer to the risk factors described from time to time in the reports and registration statements we file with the Securities and Exchange Commission, including those in Item 1A "Risk Factors" of our most recent Form 10-K and any updates thereto in our Forms 10-Q and current reports on Forms 8-K. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in our presentation, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes the non-GAAP financial measures of (1) Adjusted EBITDA and (2) Adjusted Earnings Per Share (“Adjusted EPS”). Adjusted EBITDA and Adjusted EPS are intended to provide additional information only and do not have any standard meaning prescribed by generally accepted accounting principles in the U.S., or GAAP. A quantitative reconciliation of historical net income or net income from continuing operations (as applicable) to Adjusted EBITDA and EPS (as defined below) to Adjusted EPS is found in the tables accompanying this presentation. EBITDA represents net income or net income from continuing operations (as applicable) before (1) interest income (expense) net, (2) income tax provision, (3) depreciation and depletion, (4) amortization, and (5) accretion. Adjusted EBITDA represents EBITDA as further adjusted to exclude specifically identified items that management believes do not directly reflect our core operations. The specifically identified items are the impacts, as applicable, of: (1) the Tax Receivable Agreement including tax impacts of our 2009 initial public offering and 2010 secondary offering, (2) adjustments for derivative financial instruments including unrealized mark-to-market amounts and cash settlements realized, and (3) our significant broker contract that expired in the first quarter of 2010. Because of the inherent uncertainty related to the items identified above, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or a reconciliation to any forecasted GAAP measures. Adjusted EPS represents diluted earnings per common share attributable to controlling interest or diluted earnings per common share attributable to controlling interest from continuing operations (as applicable) (“EPS”), adjusted to exclude the estimated per share impact of the same specifically identified items used to calculate Adjusted EBITDA and described above, adjusted at the statutory tax rate of 36%. Adjusted EBITDA is an additional tool intended to assist our management in comparing our performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect our core operations. Adjusted EBITDA is a metric intended to assist management in evaluating operating performance, comparing performance across periods, planning and forecasting future business operations and helping determine levels of operating and capital investments. Period-to-period comparisons of Adjusted EBITDA are intended to help our management identify and assess additional trends potentially impacting our company that may not be shown solely by period-to-period comparisons of net income or income from continuing operations. Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe Adjusted EBITDA and Adjusted EPS are also useful to investors, analysts and other external users of our consolidated financial statements in evaluating our operating performance from period to period and comparing our performance to similar operating results of other relevant companies. Adjusted EBITDA allows investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and depletion, amortization and accretion and other specifically identified items that are not considered to directly reflect our core operations. Similarly, we believe our use of Adjusted EPS provides an appropriate measure to use in assessing our performance across periods given that this measure provides an adjustment for certain specifically identified significant items that are not considered to directly reflect our core operations, the magnitude of which may vary drastically from period to period and, thereby, have a disproportionate effect on the earnings per share reported for a given period. Our management recognizes that using Adjusted EBITDA and Adjusted EPS as performance measures has inherent limitations as compared to net income, income from continuing operations, EPS or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. Adjusted EBITDA and Adjusted EPS should not be considered in isolation and do not purport to be alternatives to net income, income from continuing operations, EPS or other GAAP financial measures as a measure of our operating performance. Because not all companies use identical calculations, our presentations of Adjusted EBITDA and Adjusted EPS may not be comparable to other similarly titled measures of other companies. Moreover, our presentation of Adjusted EBITDA is different than EBITDA as defined in our debt financing agreements.

2 Cloud Peak Energy Profile One of the largest U.S. coal producers 2011 coal shipments from company-operated mines of 95.6 million tons 2011 proven & probable reserves of 1.37 billion tons Only pure-play PRB coal company Extensive NPRB base for long-term growth opportunities Employs approximately 1,600 people NYSE: CLD (10/31/12) $21.10 Market Capitalization (10/31/12) ~$1.3 billion Total Available Liquidity (9/30/12) $766 million 2011 Revenue $1.6 billion Senior Debt (B1/BB-) (9/30/12) $600 million Market and Financial Overview Company Overview

3 Low-Risk Surface Operations Highly productive, non-unionized workforce at all company-operated mines Proportionately low, long-term operational liabilities Surface mining reduces liabilities and allows for high-quality reclamation Strong environmental compliance programs and ISO-14001 certified

4 Top Coal Producing Companies - 2011 Incident Rates (MSHA) Source: MSHA. Note: Total Incident Rate = (total number of employee incidents x 200,000) / total man-hours. Good Safety Record Indicates Well-Run Operations A portion of all employees’ bonuses is tied to safety September 30, 2012 YTD MSHA AIFR 0.73

Extensive Coal Reserves 5 Spring Creek Mine – MT 2011 Tons Sold 19.1M tons 2011 Proven & Probable Reserves 311M tons Reserve Coal Quality 9,350 Btu/lb Average lbs SO2 0.71/mmBtu Antelope Mine – WY 2011 Tons Sold 37.1M tons 2011 Proven & Probable Reserves 683M tons Reserve Coal Quality 8,875 Btu/lb Average lbs SO2 0.52/mmBtu Cordero Rojo Mine – WY 2011 Tons Sold 39.5M tons 2011 Proven & Probable Reserves 370M tons Reserve Coal Quality 8,425 Btu/lb Average lbs SO2 0.69/mmBtu 5 2011 Proven & Probable Reserves 1.37B tons Youngs Creek Project – WY/MT In-Place Coal ~450M tons of which, Permitted Recoverable ~291M tons Other Controlled Coal

6 Strategy for Growth Focus on operational/financial performance Disciplined approach to capital expenditures Generating liquidity for growth opportunities Optimize demand for low-sulfur, pure-play PRB reserves Build from Existing Foundation Optimize Development Opportunities Business Development Evaluate numerous options to develop NPRB projects Support low sodium domestic demand Support potential for expanded export demand Target acquisitions building on core operational strengths Aim to increase higher-margin export exposure Develop opportunities through acquisition of complimentary operations or companies, e.g., Western U.S., Canada Maximize Exports Leverage NPRB’s advantageous location and coal quality Optimize export logistics (rails and ports) Expand/develop other port options (U.S. Pacific Northwest, Canada) Have established in-country Korean representative to build our export opportunities Foster relationships for new export opportunities in China and other Asian countries

First Nine Months 2012 Highlights 7 (1) Reconciliation tables for Adjusted EBITDA are included in the Appendix. Adjusted EBITDA(1) of $250 million down from $259 million for the first nine months of 2011 Asian exports of 3.5 million tons – estimate 4.3 million tons for FY 2012 Generated $202 million in cash from operations – total liquidity of $766 million

Consistent Financial Performance 8 (1) Reconciliation tables for Adjusted EBITDA are included in the Appendix Adjusted EBITDA (1) Resilient Profitability Shipments from Company-Operated Mines Growth Through Exports Disciplined operating and marketing strategy Focus on growth through exports Strong domestic margins and realized prices Efficient operations Tight cost controls

9 Strong Forward Sales Position (tons in millions) (1) Production from company-operated mines. 2013 has 74.6 million tons committed at weighted-average price of $13.58/ton 2014 has 43.3 million tons committed at weighted-average price of $14.49/ton Coal - Total Committed Tons (as of 10/25/12)(1) Committed tons with variable pricing Committing tons with fixed pricing

10 PRB Forward Coal Prices U.S. PRB 8800 Btu Coal Price (per ton) Source: ICAP plc $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 $17.00 $18.00 $19.00 2011 2012 2013 2014 2015 Q1-10 Q1-11 Q3-11 Q1-12 Q2-12 10/26/2012

(1) Adjusted TTM EBITDA of $342.7M as of 9/30/2012 Liquidity & Obligations (as of September 30, 2012) Attractive cash generation Ample liquidity with over $250 million in cash, cash equivalents and marketable securities and undrawn revolver of $500 million No near-term debt maturities – first bond maturity in 2017 Highlights Liquidity for Growth ($ in millions) 11 Cash and cash equivalents $186 Marketable securities 80 Revolver 500 Total available liquidity $766 $500m Revolver (Baa3 - rating) $0 8.25% Senior Notes due 2017 (B1/BB- rating) 300 (10/25/12 yield 6.21%) 8.5% Senior Notes due 2019 (B1/BB- rating) 300 (10/26/12 yield 6.71%) Total senior debt $600 Total borrowed debt/Adjusted TTM EBITDA (1) 1.75x

12 Lease Acquisition Strategy Building Reserves Source: Cloud Peak Energy management. Note: Acquired tonnage is not classified as reserve until verified with sufficient technical and economic analysis. Maps not to scale. Cordero Rojo Mine (8425 Btu) Maysdorf II North Tract Maysdorf II LBA is expected to be bid 2013. Tonnages below are as estimated by the BLM. Maysdorf II North Tract – 149 million minable tons (1) Maysdorf II South Tract - 234 million minable tons (1) (1) In October 2012, an environmental group filed a notice of appeal with the Interior Board of Land Appeals, challenging the Bureau of Land Management’s record of decision authorizing the sale and issuance of the Maysdorf II North and South tracts. WAII North and South Tracts – 383 million recoverable tons (1) Ridgerunner lease previously acquired – 81 million recoverable tons Extends mine life by approximately 12 years at current production rates (1) Environmental organizations challenged certain actions of the BLM and Secretary of the Interior relating to the North and South tract leases. On July 30, 2012, the U.S. District Court rejected these challenges. In September 2012, the environmental organizations filed notices of appeal to challenge the District Court’s decision. Any adverse outcome of the appeal could adversely impact or delay our ability to mine the coal subject to the leases. Antelope Mine (8875 Btu) Ridgerunner Lease South Tract Acquired 2011 North Tract Acquired 2011 AWARDED AWARDED 48 million recoverable tons Lease modification completed in 2010 Extends mine life by 2 to 3 years at current production rates Lease Modification LBA Mined Area (2009/1010) Leased Coal Maysdorf II South Tract Spring Creek Mine (9350 Btu)

13 Export Strategy Strong International Demand Spring Creek is the Primary Exporter of PRB Coal Youngs Creek Assets Crow Potential Port Developments

14 Increasing International Demand Supports Powder River Basin Exports 2011 U.S. exports up 32% (81 million tons 2010 to 107 million tons 2011) Estimated 2012 U.S. exports of 120 million tons East and Gulf Coast 98 million tons West Coast 12 million tons North America 10 million tons Sources: Company estimates

China’s Strong Demand Requires Increasing Thermal Imports 15 Chinese Thermal Coal Imports/Exports Importing coal essential for future electric generation growth Currently, Indonesia supplies the majority of the coal imported by China Expansion of U.S. Pacific Northwest port capabilities required for meaningful U.S. exports to Asia Once capacity is less constrained – U.S. coal is expected to be a key supplier PRB is the obvious answer Compared to other global alternatives – PRB brownfield/greenfield expansion provides lower capital requirements Diversity of supply crucial +63% Source: Fenwei Consulting Co., Ltd. Estimated Asian Coal-Fired Generation (BkW) Source: AME

16 Northern PRB Export Assets – Geographic Advantage Spring Creek to Ridley 1,893 or 2,697 Miles Spring Creek to Westshore 1,591 Miles SPRB to Spring Creek 235 Miles Source: SNL Energy

Northern PRB Mines – Export Quality Advantage 17 Northern PRB (Spring Creek and Youngs Creek) coal: Coal quality ~ 9,200 – 9,350 Btu Converts to ~ 4,770 – 4,850 Kcal/kg NAR Premium subbituminous coal in the international market 17 4770-4850 4544 Average Source: Company estimates

Youngs Creek – Coal Assets Acquired 18 Greenfield project seven miles south of Spring Creek 450 million in-place tons, $195 million, of which 291 million tons in mining permit 267 million tons at 8% royalty rate 9,220 Btu, low sulfur, and lower sodium than Spring Creek Mine Complementary to existing reserves of 311 million tons* at Spring Creek Multiple development options, production rates, timing and capex Permitted at 6 million tons in 2015, increasing to 14 million tons by 2019 Potential synergies with facilities, equipment, and reserves expansion * As of 12/31/2011

Youngs Creek – Land Assets Acquired 19 38,800 acres of surface land, $105 million Key location connecting Spring Creek, Youngs Creek, and potential Crow Exploration Area Will support access for Multiple development options of Youngs Creek Existing Spring Creek operations Future Spring Creek LBAs Air permits Rail corridors and access

Youngs Creek Acquisition – Prudent Investment 20 Total purchase price of $300 million, financed from Cloud Peak Energy’s cash balance 450 million tons of in-place coal, of which 291 million tons under Youngs Creek mining permits 267 million tons at 8% royalty rate (vs. 12.5% normal federal royalty rate) Compares favorably with recent Wyoming LBA pricing 38,800 acres of surface land Adds value to stand-alone Spring Creek Mine – air permits, access to previously leased coal Large surface land holding will allow multiple development options for Spring Creek and Youngs Creek Surface land covers Youngs Creek, north to Spring Creek, west onto the Crow Indian Reservation, east to the Decker Mine Surface land provides access for potential synergies with existing operations Continued strong and stable balance sheet Acquisition purchase price financed from cash balance No additional debt required Retaining strong liquidity No debt and no employee obligations assumed

Crow Tribal Legislature Pending Consideration of Tentative Agreements 21 Overview and process Exploration Agreement and Option Agreement to lease up to 1.4 billion tons of in-place Northern PRB coal submitted to the Crow Tribal Legislature for requested approval. If approved by the Legislature, the Crow Tribe and Cloud Peak Energy will execute the agreements and Cloud Peak Energy will pay the Tribe $2.25 million. The executed agreements would then be submitted to the U.S. Department of the Interior for up to 180 days for review and requested approval by the Bureau of Indian Affairs. If approved, Cloud Peak Energy will pay the Tribe an additional $1.5 million.

Crow Tribal Legislature – Tentative Agreements 22 Exploration Agreement To complete delineation of the potentially economic coal tonnages subject to the options. Option Agreement Three exclusive options to lease three separate coal deposits. Initial five-year term, with potential extensions through 2035 if certain conditions are met. Total option payments of up to $10 million over the initial term, with additional annual option payments through any extension periods. Option exercise payments equal to $0.08 to $0.15 per ton, variable by deposit.

23 Growing “Pro-Coal” Efforts Cloud Peak Energy is working with others to further expansion of ports, construction of new ports, and alternative shipping options Count on Coal “Count on Coal is a campaign to make America aware of the benefits of affordable, reliable coal-generated electricity.” www.countoncoal.org Alliance for Northwest Jobs and Exports “The Alliance for Northwest Jobs and Exports is a non-profit trade organization that supports new export projects in Oregon and Washington State that will create thousands of new jobs and raise millions in tax revenue for our schools and other services.” www.createnwjobs.com Cloud Peak Energy increasing Northwestern resources

24 Brownfield and Greenfield West Coast Port Expansions and Developments Shipping opportunities Capesize Westshore 32 million tons to 36 million tons, 2012 Ridley 14 million tons to 26 million tons, ~ 2014 Pacific Gateway at Cherry Point, 53 million tons, ~ 2017/2018 Panamax Numerous potential Panamax opportunities

25 Northern PRB Assets Building Valuable Export Position Export focused coal assets – geographic and quality advantages over SPRB Youngs Creek Project adds value to existing Spring Creek operations and development options Acquisition compares favorably with SPRB LBA pricing Well positioned to meet rapidly growing Asian demand Working to create additional export terminal opportunities Continued strong balance sheet and low liabilities

26 Looking Forward Large, resilient domestic business and developing export position Strong, low-sulfur reserve holdings in best positioned U.S. basin Efficient operations 84.6 million tons committed for 2013 Actively working on terminal expansion and new terminal projects in Pacific Northwest Strong balance sheet provides financial flexibility Proportionally low, long-term operational liabilities

Appendices (Cloud Peak Energy Inc.)

28 2012 Guidance – Estimates and 2011 Actuals 2012 (estimated) 2011 (actual) (1) Excluding impact of Tax Receivable Agreement. (2) Excluding capitalized interest and federal coal lease payments. Coal shipments for our three operated mines 90 – 93 million tons 95.6 million tons Committed sales with fixed prices Approximately 92 million tons n/a Anticipated realized price of produced coal with fixed prices Approximately $13.23 per ton $12.92 per ton Adjusted EBITDA $310 – $340 million $351.7 million Net interest expense Approximately $36 million $33.7 million Depreciation, depletion and accretion $105 – $115 million $99.6 million Effective income tax rate (1) 33 – 36% 5.7% Capital expenditures (2) $50 – $60 million $108.7 million Committed federal coal lease payments $129 million $133.2 million

29 Average Cost of Produced Coal (1) Represents average cost of product sold for produced coal for our three company-operated mines. $8.57/ton for company-operated mines(1) $9.12/ton for company-operated mines(1) 2010 2011 Royalties and taxes Labor Repairs and maintenance Fuel and lubricants Explosives Outside services Other mining costs

30 Statement of Operations Data (in millions, except per share amounts) Three Months Ended September 30, Nine Months Ended September 30, 2012 2011 2012 2011 Revenues $ 425.9 $ 407.0 $ 1,141.9 $ 1,151.2 Operating income 81.6 60.2 187.4 188.8 Net income 85.3 24.6 145.6 146.0 Earnings per common share – basic Net income $ 1.42 $ 0.41 $ 2.43 $ 2.43 Earnings per share – diluted Net income $ 1.39 $ 0.41 $ 2.39 $ 2.41

31 Statement of Operations Data (in millions, except per share amounts) Revenues $ 1,553.7 $ 1,370.8 $1,398.2 $1,239.7 $1,053.2 Operating income 250.5 211.9 255.0 124.9 102.7 Income from continuing operations 189.8 117.2 182.5 88.3 53.8 Income (loss) from discontinued operations — — 211.1 (25.2) (21.5) Net income 189.8 117.2 393.6 63.1 32.3 Amounts attributable to controlling interest: Income from continuing operations 189.8 33.7 170.6 88.3 53.8 Income (loss) from discontinued operations — — 211.1 (25.2) (21.5) Net income attributable to controlling interest $ 189.8 $ 33.7 $ 381.7 $ 63.1 $ 32.3 Earnings per share – basic Income from continuing operations $ 3.16 $ 1.06 $ 3.01 $ 1.47 $ 0.90 Income (loss) from discontinued operations — — 3.73 (0.42) (0.36) Net income $ 3.16 $ 1.06 $ 6.74 $ 1.05 $ 0.54 Earnings per share attributed to controlling interest – diluted Income from continuing operations $ 3.13 $ 1.06 $ 2.97 $ 1.47 $ 0.90 Income (loss) from discontinued operations — — 3.52 (0.42) (0.36) Net income $ 3.13 $ 1.06 $ 6.49 $ 1.05 $ 0.54 Year Ended December 31, 2011 2010 2009 2008 2007

32 Balance Sheet Data (in millions) Cash, cash equivalents and investments $ 265.8 $ 479.5 $ 340.1 $ 268.3 $ 15.9 $ 23.6 Restricted cash — 71.2 182.1 80.2 — — Property, plant and equipment, net 1,643.4 1,350.1 1,008.3 987.1 927.9 719.7 Total assets 2,344.8 2,319.3 1,915.1 1,677.6 1,785.2 1,781.2 Senior notes, net of unamortized discount 596.4 596.1 595.7 595.3 — — Federal coal lease obligations 186.1 288.3 118.3 169.1 206.3 67.6 Asset retirement obligations, net of current portion 197.7 192.7 182.2 175.9 164.2 159.1 Total liabilities 1,438.6 1,568.9 1,383.9 1,232.1 800.0 1,446.2 Controlling interest equity 906.2 750.4 531.2 252.9 985.2 335.0 Noncontrolling interest equity — — — 192.6 — — September 30, December 31, 2012 2011 2010 2009 2008 2007

33 Reconciliation of Non-GAAP Measures – Adjusted EBITDA (in millions) (1) Changes to related deferred taxes are included in income tax expense. (2) Derivative financial instruments including unrealized mark-to-market amounts and cash settlements realized. Net income $ 85.3 $ 24.6 $ 145.6 $ 146.0 $ 189.4 Interest income (0.2) (0.1) (0.9) (0.5) (1.1) Interest expense 11.7 6.8 25.5 27.5 31.8 Income tax expense (benefit) 13.6 52.2 47.5 (2.0) 61.0 Depreciation and depletion 24.7 24.3 70.3 58.5 98.9 Accretion 3.3 3.0 9.3 9.4 12.4 EBITDA $ 138.3 $ 110.8 $ 297.2 $ 238.9 $ 392.4 Tax agreement expense (1) (29.0) (22.9) (29.0) 19.9 (29.0) Derivative financial instruments (2) (0.9) — (18.5) — (20.7) Expired significant broker contract — — — — — Adjusted EBITDA $ 108.4 $ 87.9 $ 249.8 $ 258.8 $ 342.7 Three Months Ended September 30, Nine Months Ended September 30, Trailing Twelve Months 2012 2011 2012 2011

34 Reconciliation of Non-GAAP Measures – Adjusted EBITDA (in millions) Year Ended December 31, 2011 2010 2009 2008 2007 Net income $ 189.8 $ 117.2 $ * $ * $ * Net income from continuing operations * * 182.5 88.3 53.8 Interest income (0.6) (0.6) (0.3) (2.9) (7.3) Interest expense 33.9 46.9 6.0 20.4 40.9 Income tax expense (benefit) 11.4 32.0 68.2 25.3 18.1 Depreciation and depletion 87.1 100.0 97.9 89.0 80.1 Amortization (1) — 3.2 28.7 46.0 34.5 Accretion 12.5 12.5 12.6 12.7 12.2 EBITDA $ 334.1 $ 311.3 $ 395.6 $ 278.9 $ 232.3 Tax agreement expense (2) 19.9 19.7 — — — Derivative financial instruments (3) (2.3) — — — — Expired significant broker contract (1) — (8.2) (75.0) (71.6) (72.5) Adjusted EBITDA $ 351.7 $ 322.7 $ 320.6 $ 207.2 $ 159.8 * For 2009 and prior periods, Cloud Peak Energy reported discontinued operations. Accordingly, for such periods, net income from continuing operations is the comparable U.S. GAAP financial measure for Adjusted EBITDA. (1) The impact of the expired significant broker contract on the Statement of Operations is a combination of net income and the amortization expense related to the contract. All amortization expense for the periods presented was attributable to the significant broker contract. (2) Changes to related deferred taxes are included in income tax expense. (3) Derivative financial instruments including unrealized mark-to-market amounts and cash settlements realized.

35 Reconciliation of Non-GAAP Measures – Adjusted EPS (1) Derivative financial instruments including unrealized mark-to-market amounts and cash settlements realized. Three Months Ended September 30, Nine Months Ended September 30, 2012 2011 2012 2011 Diluted earnings per common share $ 1.39 $ 0.41 $ 2.39 $ 2.41 Tax agreement expense (benefit) including tax impacts of IPO and Secondary Offering (0.58) 0.20 (0.58) (0.63) Derivative financial instruments (1) (0.01) — (0.19) — Expired significant broker contract — — — — Adjusted EPS $ 0.80 $ 0.61 $ 1.62 $ 1.78 Weighted-average dilutive shares outstanding (in millions) 61.1 60.6 60.9 60.6

36 Diluted earnings per common share attributable to controlling interest $ 3.13 $ 1.06 $ * $ * $ * Diluted earnings per common share attributable to controlling interest from continuing operations * * 2.97 1.47 0.90 Tax agreement expense including tax impacts of IPO and Secondary Offering (0.63) 0.78 — — — Derivative financial instruments (1) (0.02) — — — — Expired significant broker contract — (0.10) (0.49) (0.41) (0.44) Adjusted EPS $ 2.47 $ 1.74 $ 2.48 $ 1.06 $ 0.46 Weighted-average shares outstanding (in millions) 60.6 31.9 60.0 60.0 60.0 Reconciliation of Non-GAAP Measures – Adjusted EPS Year Ended December 31, 2011 2010 2009 2008 2007 * For 2009 and prior periods, Cloud Peak Energy reported discontinued operations. Accordingly, for such periods, diluted earnings (loss) per share attributable to controlling interest from continuing operations is the comparable U.S. GAAP financial measure for Adjusted EPS. (1) Derivative financial instruments including unrealized mark-to-market amounts and cash settlements realized.

37 Other Data (1) Represents only the three company-operated mines. Three Months Ended September 30, Nine Months Ended September 30, Trailing Twelve Months 2012 2011 2012 2011 Total tons sold (in millions) (1) 24.4 24.4 67.0 70.5 92.2 Average realized price per ton sold (in millions) (1) $ 13.28 $ 12.91 $ 13.24 $ 12.88 $ 13.19 Average cost of product sold per ton(1) $ 9.14 $ 9.17 $ 9.64 $ 9.12 $ 9.51

38 Other Data (in millions) Tons sold – company owned and operated mines 95.6 93.7 90.9 93.7 90.7 Total tons sold– Decker Mine (50% share) 1.5 1.5 2.3 3.3 3.5 Tons sold from all production * 97.2 95.1 93.2 97.0 94.2 Tons purchased and resold 1.6 1.7 10.1 8.1 8.1 Year Ended December 31, 2011 2010 2009 2008 2007 * Total reflects rounding

39 Sulfur Content by Basin 39 Source: SNL U.S. Coal Consumption by Region Region/ Avg Btu Average lbs SO2 PRB/ 8,600 0.5 – 1.0/mmBtu Rocky Mountain 11,500 0.9 – 1.4/mmBtu Illinois Basin 11,500 2.5 – 6.0/mmBtu Appalachia 12,000 1.2 – 7.0/mmBtu Lignite 6,000 1.4 – 4.0/mmBtu Cloud Peak Energy Mines Antelope 8,875 0.52/mmBtu Cordero Rojo 8,425 0.69/mmBtu Spring Creek 9,350 0.71/mmBtu Source: Public record